UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2009

Resource America, Inc.
(Exact name of registrant as specified in its chapter)

Delaware	0-4408	72-0654145
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Crescent Drive, Suite 203 Navy Yard Corporate Center Philadelphia, PA		19112
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 215-546-5005

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On November 6, 2009, Resource America, Inc. (NASDAQ: REXI) (the “Company”) entered into an amendment (the “Eighth Amendment”) to the Loan and Security Agreement (the "Agreement") dated as of May 24, 2007 between the Company and TD Bank, N.A., for itself and as agent for the Lenders defined therein.

In connection with the Eighth Amendment, the Company has agreed to immediately reduce the outstanding indebtedness under the Loan and Security Agreement to $20.0 million, with such reduction resulting in the removal of U.S. Bank National Association as a Lender under the Agreement.  The Company’s ability to effectuate this transaction and reduce the outstanding indebtedness from $33.9 million at June 30, 2009 was facilitated by the Company’s $18.8 million private placement of senior notes and warrants completed on October 8, 2009.

Following the execution of the Eighth Amendment, the following material changes were made to the Agreement.  Capitalized terms used herein but not defined shall have the meaning set forth in the Eighth Amendment.

●	The Revolving Credit Maturity Date was extended to October 15, 2011 from October 15, 2010.
●	Required permanent monthly reductions to the Maximum Revolving Credit Amount were reduced by 82% to $150,000 per month from $850,000 per month.
●
The Base Rate was reduced to 300 basis points over the prime rate (with a 7% floor) from 500 basis points over the prime rate (with a 10% floor) and an option to elect a Libor based rate of 450 basis points over Libor (with a 7.5% floor) was reinstated.

●	The definition of Interest Expense was revised to exclude non-cash items recorded as interest under GAAP.
●	The facility includes one mandatory step down requiring the Maximum Revolving Credit Amount to be reduced to $15.0 million by June 30, 2010.

The foregoing description of the Eighth Amendment does not purport to be complete and is qualified in its entirety by reference to the Eighth Amendment which is attached as an exhibit and incorporated into this report by reference.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.                      Description
10.1	Eighth Amendment to Loan and Security Agreement dated November 6, 2009 by and among Resource America, Inc. and TD Bank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Resource America, Inc.

Date: November 9, 2009	/s/ Thomas C. Elliott Thomas C. Elliott Senior Vice President - Finance and Operations

 EXHIBIT INDEX

Exhibit No.	Description
10.1	Eighth Amendment to Loan and Security Agreement dated November 6, 2009 by and among Resource America, Inc. and TD Bank, N.A.